UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

April 16, 2024

Date of Report (Date of earliest event reported)

DIGIMARC CORPORATION

(Exact name of registrant as specified in its charter)

Oregon	001-34108	26-2828185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8500 SW Creekside Place

Beaverton Oregon 97008

(Address of principal executive offices)

(503) 469-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1 par value per share	DMRC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director

On April 16, 2024, Alicia Syrett informed the Board of Directors (the “Board”) of Digimarc Corporation (the “Company”) that she will not stand for re-election to the Board at the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). The decision of Ms. Syrett not to stand for re-election at the Annual Meeting was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

We thank Ms. Syrett for her years of dedicated service as a member of our Board, the independent chair of our Board, the Chair of the Governance, Nominating, and Sustainability Committee, the former Chair and a member of the Compensation and Talent Management Committee, and a member of the Audit Committee and Market Development Committee. During her tenure on our Board, she successfully helped oversee the Company through strategic growth initiatives and brought important refreshment onto our Board, enabled the recruitment of top management talent that is well-positioned to lead the Company through its next phase of growth, and helped position the Company with solid financial footing while the management team executes on the Company’s growth strategy. As chair of the Governance, Nominating, and Sustainability Committee, she expanded the committee’s charter to incorporate a sustainability role, and as chair of the Compensation and Talent Management Committee, she expanded the committee’s charter to incorporate a talent management role. We highly value Ms. Syrett’s leadership and thank her for all of her many contributions to the Company. We wish her the best with her future endeavors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2024	By:	/s/ George Karamanos
George Karamanos
Executive Vice President, Chief Legal Officer and Secretary

3